UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2004

BRIGHAM EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22433 (Commission File Number)	75-2692967 (IRS Employer Identification No.)

6300 Bridgepoint Parkway
Building Two, Suite 500
Austin, Texas 78730
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (512) 427-3300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operations and Financial Condition.

        We issued a press release on November 2, 2004, which includes information regarding our consolidated results of operations and financial condition as of and for the quarterly period ended September 30, 2004. It also includes our fourth quarter 2004 forecast. The text of that press release is attached to this Report as an exhibit and is incorporated by reference herein.

        With the filing of this report on Form 8-K and the issuance of the attached press release, we are also updating our corporate presentation, which can be found on our website at WWW.BEXP3D.COM. We caution you that the information provided in our corporate presentation is given as of November 2, 2004 based on currently available information, and that we are not undertaking any obligation to update our estimates as conditions change or other information becomes available.

        This information, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in this Report other than under Item 2.02 hereof.

Item 7.01 and 9.01 Financial Statements and Exhibits.

(c)	Exhibit 99.1 Press release dated November 2, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHAM EXPLORATION COMPANY
Date: November 4, 2004
	By:	/s/ Eugene B. Shepherd, Jr. Eugene B. Shepherd, Jr. Executive Vice President & Chief Financial Officer

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INDEX TO EXHIBITS

Item Number	Exhibit
99.1*	Press Release dated November 2, 2004